                       Report of Independent Accountants on
                          Applying Agreed-Upon Procedures


U.S. Bancorp
Minneapolis, Minnesota

We have performed the procedures enumerated below, which were agreed to by U.S. Bank National Association ND (formerly First Bank of South Dakota), the Transferor, and U.S. Bank Corporate Payment Systems, Inc. (formerly FBS Card Services, Inc.), the Servicer, wholly-owned subsidiaries of U.S. Bancorp, (collectively known as the "Companies"), pursuant to the Pooling and Servicing Agreement dated February 1, 1997 and the Supplement dated February 27, 1997 (collectively the "PSA"), solely to assist you with respect to the First Bank Corporate Card Master Trust Series 1997-1 (the "Trust") and management's assertion regarding the Annual Servicer's Certificate dated April 1, 1999. This agreed-upon procedures engagement was performed in accordance with standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the specified users of the report. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or any other purpose.

Our procedures, with respect to the PSA, were as follows:

SECTION 3.1 - ACCEPTANCE OF APPOINTMENT AND OTHER MATTERS RELATED TO THE
SERVICER

     1. Obtained a copy of the December 31, 1998 Monthly Certificateholder Statement (the "Statement") as evidence that U.S. Bank Corporate Payment Systems, Inc. is the Servicer.

     2. Inquired of Charles W. (Bill) Devens, Vice President, regarding whether U.S. Bank Corporate Payment Systems, Inc. has procedures for identifying and accounting for Ineligible Receivables, as defined by
          Section 2.4 (d) of the PSA, and for payments received with respect to Ineligible Receivables, separately from its accounting for Collections on Receivables retained by the Trust. Bill Devens represented that U.S. Bank Corporate Payment Systems, Inc. has procedures for identifying and accounting for Ineligible Receivables, as defined by Section 2.4 (d) of the PSA, and for payments received with respect to Ineligible Receivables, separately from its accounting for Collections on Receivables retained by the Trust.

     3. Obtained documentation from J.H. Marsh McLennan, U.S. Bancorp's fidelity bond coverage provider, indicating that U.S. Bank Corporate Payment Systems, Inc., maintains fidelity bond coverage to insure against losses resulting from wrongdoing of its officers and employees servicing charge card receivables.

SECTION 3.2 - SERVICING COMPENSATION

     1. Obtained the Statements for January 1998 through December 1998 and recalculated U.S. Bank Corporate Payment Systems, Inc.'s servicing fee to be an amount equal to 1/12 of the product of the series servicing fee rate (1%) and the servicing base amount, and verified that the servicing fees are allocated pro rata between certificates.

SECTION 3.3 - REPRESENTATIONS AND WARRANTIES OF THE SERVICER

     1. Obtained a copy of the State of Minnesota and North Dakota Certificates of Good Standing from Bill Devens, U.S. Bancorp Vice President, indicating U.S. Bank Corporate Payment Systems, Inc., is duly incorporated and in good standing under Minnesota and North Dakota laws, and has full corporate power, authority and legal right to own its properties and conduct its charge card business and to execute, deliver and perform its obligations under the PSA.

     2. Inquired of Bill Devens, Vice President, whether U.S. Bank Corporate Payment Systems, Inc. has obtained all licenses and approvals necessary to service the Receivables as required under federal, Minnesota, and North Dakota law. Bill Devens represented that U.S. Bank Corporate Payment Systems, Inc. has obtained the above referenced licenses and approvals necessary to service the Receivables as required under federal, Minnesota, and North Dakota law.

     3. Compared the names of the signers (Randy Ritterman and Bill Devens) on the Statements to the Board of Directors' resolutions indicating that the signers Statements are authorized to act on behalf of the Companies.

     4. Inquired of Bill Devens, Vice President, regarding whether to the best of his knowledge, there are any proceedings or investigations pending related to the servicing of Trust Receivables, as defined in Section
          1.1 of the PSA. Bill Devens represented that there are no proceedings or investigations pending related to the servicing of Trust Receivables, as defined in Section 1.1 of the PSA.

     5. Inquired of Bill Devens, Vice President, regarding whether to the best of his knowledge, U.S. Bank Corporate Payment Systems, Inc. has not permitted any rescission or cancellation of any Receivable, as defined in Section 1.1 of the PSA, except as ordered by a court of competent jurisdiction or other Governmental Authority. Bill Devens represented that U.S. Bank Corporate Payment Systems, Inc. has not permitted any rescission or cancellation of any Receivable, as defined in Section
          1.1 of the PSA, except as ordered by a court of competent jurisdiction or other Governmental Authority.

     6. Inquired of Bill Devens, Vice President, regarding whether to the best of his knowledge, all approvals, authorizations, consents, orders, or other actions of any person or Governmental Authority required in connection with the execution and delivery of the PSA by U.S. Bank Corporate Payment Systems, Inc. were complete. Bill Devens represented that all approvals, authorizations, consents, orders, or other actions of any person or Governmental Authority required in connection with the execution and delivery of the PSA by U.S. Bank Corporate Payment Systems, Inc. were complete.

     7. Inquired of Bill Devens, Vice President, regarding whether to the best of his knowledge, each Receivable, as defined in Section 1.1 of the PSA, is payable pursuant to a contract which does not create a lien on any merchandise purchased thereunder. Bill Devens represented that each Receivable, as defined in Section 1.1 of the PSA, is payable pursuant to a contract which does not create a lien on any merchandise purchased thereunder.

SECTION 3.4 - REPORTS AND RECORDS FOR THE TRUSTEE

     1. Inquired of Bill Devens, Vice President, whether upon reasonable prior notice he can prepare, using the Daily Total System Management Reports, and make available for inspection by the Trustee a record setting forth:

          (a) the aggregate amount of Collections, all payments paid by corporate clients as obligors under the Corporate Card Agreement, processed by the Servicer on the preceding Business day, and
          (b)  the aggregate amount of Receivables, as defined in Section 1.1 of the PSA, as of the close of business on the preceding Business
               Day.

          Bill Devens represented that upon reasonable prior notice he can prepare, using the Daily Total System Management Reports, and make available for inspection by the Trustee a record setting forth the above referenced information.

     2. Obtained the Statements for the months of January 1998 through December 1998 and on a sample basis agreed information from ancillary systems to the Statements. The results of these procedures are reported in a separate letter to U.S. Bancorp dated April 1, 1999.

SECTION 3.5 - ANNUAL SERVICER'S CERTIFICATE

     1. Obtained a copy of the Annual Certificate to the Trustee, and rating agencies for the twelve month period ending December 31, 1998.

SECTION 3.7 - TAX TREATMENT

     1. Inquired of Bill Devens, Vice President, whether to the best of his knowledge, the Companies have not filed a tax return or obtained an employer identification number on behalf of the Trust. Bill Devens represented that the Companies have not filed a tax return or obtained an employer identification number on behalf of the Trust.

SECTION 3.9 - REPORTS TO THE COMMISSION

     1. Obtained a copy of the January 1998 through December 1998 Statements filed with the Securities Exchange Commission as required under the provisions of the Securities Exchange Act of 1934 and the rules and regulations of the Securities Exchange Commission thereunder.

SECTION 4.1 - RIGHTS OF CERTIFICATEHOLDERS

     1. Obtained copies of the First Bank Corporate Card Master Trust (the "Trust") Class A 6.40%, Asset Backed Certificates Number R-1 and R-2 and Class B 6.55% Asset Backed Certificate Number R-1 issued February 27, 1997, evidencing that they represent an undivided interest in the Trust.

SECTION 4.2 - ESTABLISHMENT OF ACCOUNT

     1. Obtained a memo from Annette Marsula, Citibank, Senior Trust Officer, supporting the existence of the Collection and Excess Funding Accounts in the name of Citibank, the Trustee.

     2. Obtained the Interest Funding Account Statements provided to U.S. Bank Corporate Payment Systems, Inc. by Citibank, indicating the amount deposited in the Interest Funding Account for January 1998 through December 1998.

SECTION 4.3 - COLLECTIONS AND ALLOCATIONS

     1. Compared the Standard & Poor's and Moody's ratings per Bloomberg to the ratings required by the PSA and noted that the Company has a certificate of deposit or commercial paper rating of at least A-1 and P-1, respectively.

     2. Recalculated whether U.S. Bank Corporate Payment Systems, Inc. allocated to the Holder of the Exchangeable Transferor Certificate an amount equal to the product of the Transferor Percentage and the aggregate amount of Principal Collections and Yield Collections, respectively, in each Collection Period.

SECTION 8.8 - EXAMINATION OF RECORDS

     1. Inquired of Bill Devens, Vice President, whether U.S. Bank Corporate Payment Systems, Inc.'s procedures clearly and unambiguously identify each Account in its computer or other records to reflect that the Receivables arising in the Account have been conveyed to the Trust. Bill Devens represented that U.S. Bank Corporate Payment Systems, Inc.'s procedures clearly and unambiguously identify each Account in its computer or other records to reflect that the Receivables arising in the Account have been conveyed to the Trust.

     2. Inquired of Bill Devens, Vice President, whether, U.S. Bank Corporate Payment Systems, Inc., prior to sale or transfer to a third party, examines its computer and other records of any receivable held in custody, to determine that such receivable is not a Receivable as defined in Section 1.1. Bill Devens represented that, U.S. Bank Corporate Payment Systems Inc., prior to sale or transfer to a third party, examines its computer and other records of any receivable held in custody, to determine that such receivable is not a Receivable as defined in Section 1.1.

SUPPLEMENT SECTION 4.5 AND 4.9 - MONTHLY ALLOCATIONS

     1. Obtained written instructions provided by the Servicer to the Trustee for each of the twelve months in the period ended December 31, 1998 to make withdrawals or allocations from the Collection Account, the Interest Funding Account and the Principal Funding Account on the applicable transfer date.

We were not engaged to, and did not, perform an examination, the objective of which would be the expression of an opinion on management's assertion regarding compliance with the PSA. Accordingly, we do not express such an opinion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the specified users listed above and should not be used by those who have not agreed to the procedures and taken responsibility for the sufficiency of the procedures for their purposes.



April 1, 1999
                                   /s/ Ernst & Young LLP

                       Report of Independent Accountants on
                          Applying Agreed-Upon Procedures


U.S. Bancorp
Minneapolis, Minnesota

We have performed the procedures described below, which were agreed to by the managements of U.S. Bank National Association ND, the Transferor (formerly First Bank of South Dakota), and U.S. Bank Corporate Payment Systems, Inc. (formerly FBS Card Services, Inc.), the Servicer, wholly-owned subsidiaries of U.S. Bancorp, (collectively known as the "Companies"), solely to assist you in evaluating management's assertions with respect to the monthly certificateholder's statements (the "Statements") prepared by U.S. Bank Corporate Payment Systems, Inc., during each of the twelve months in the corresponding period ended December 31, 1998 pursuant to subsection 3.4 (b) of the Pooling and Servicing Agreement dated February 1, 1997 and the Supplement dated February 27, 1997 (collectively, the "PSA"). This agreed-upon procedures engagement was performed in accordance with standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the specified users of the report. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or any other purpose.

We performed, on a test basis, the procedures enumerated in the letter dated April 1, 1999 acknowledged by the Companies, included as Attachment A to this letter, to each Statement for each of the twelve months in the corresponding period ended December 31, 1998 prepared by the Companies pursuant to subsection
3.4 (b) of the PSA. As a result of the procedures performed, we noted no instances where amounts set forth in the Statements were allocated incorrectly or were not in agreement with the corresponding amounts in the Companies' servicing records, except as described in Attachment B, Detail of Exceptions, to this letter.

We were not engaged to, and did not, perform an examination, the objective of which would be the expression of an opinion on management's assertions. Accordingly, we do not express such an opinion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the use of the specified users listed above and should not be used by those who have not agreed to the procedures and taken responsibility for the sufficiency of the procedures for their purposes.



April 1, 1999

                                   /s/ Ernst & Young LLP

                                    ATTACHMENT A


April 1, 1999



U.S. Bancorp
Minneapolis, MN

Subsection 3.6 (b) of the Pooling and Servicing Agreement dated February 1, 1997 and the Supplement dated February 27, 1997 (collectively, the "PSA") between U.S. Bank National Association ND, (formerly First Bank of South Dakota), the Transferor, and U.S. Bank Corporate Payment Systems, Inc. (formerly U.S. Bank Corporate Payment Systems), the Servicer, wholly-owned subsidiaries of U.S. Bancorp, (collectively known as the "Companies"), states that on or before April 30 of each calendar year, the Servicer shall cause a firm of nationally recognized independent accountants to furnish a report to the Trustee, the Servicer, and each Rating Agency that they have compared the mathematical calculations of certain amounts for the monthly certificates delivered pursuant to subsection 3.4 (b) of the PSA (the "Statement") with the computer reports of the Servicer. For each of the twelve months in the year-ended December 31, 1998, we will perform the below agreed-upon procedures on a test basis to satisfy the requirements of subsection 3.6 (b) of the Agreement. You are responsible for the sufficiency (nature, timing, and extent) of the below procedures and we are responsible for carrying out the procedures and reporting the findings in accordance with Statements on Standards for Attestation Engagements No. 4.

SERIES 1997-1

1.   Obtain a copy of the Statements provided to Citibank, from Charles W.
     (Bill) Devens, Vice President, for each month for the year-ended December 1998. Agree the name of the officers, Randy L. Ritterman and Charles W. Devens, signing the Statements to a U.S. Bancorp Board of Directors authorization indicating they are authorized to act on behalf of U.S. Bank Corporate Payment Systems, Inc.

2. Compare the information contained in the January 1998 through December 1998 Statements to Exhibit C of the Agreement.

3. Agreed the mathematical calculations of each amount included in the January 1998 through December 1998 Statements by comparing the amounts listed on the Statements to the Companies computer reports which were the source of the amounts by performing the following:

PAGE NUMBER                   PROCEDURES
-------------------------------------------------------------------------------
Page 1              For Item A) 1.,  compare the amount of the distribution to
                    Class A Monthly Principal for Collections processed for the
                    Collection Period for the Determination Date to the Payment
                    to Class A Certificateholders as stated on the spreadsheets used by U.S. Bank Corporate Payment Systems, Inc. to
                    summarized information from Total System Reports, the
                    general ledger, and LIBOR index information (the "Settlement
                    Statement"), divided by the Amount of Class A Bonds
                    ($394,800,000) for each Determination Date.

Page 1 For Item A) 2., compare the amount of the distribution to Class B Monthly Principal for Collections processed for the
                    Collection Period for the Determination Date to the Payment to Class B Certificateholders as stated on the Settlement
                    Statement divided by the Amount of Class B Bonds
                    ($6,300,000) for each Determination Date.

Page 1 For Item A) 3., compare the amount of the distribution to Collateral Monthly Principal for Collections processed for the Collection Period for the Determination Date to the Payment to Collateral Certificateholders as stated on the Settlement Statement divided by the Amount of CIA Bonds
                    ($18,900,000) for each Determination Date.

Page 1 For Item A) 4., compare the amount of the distribution to Class A Monthly Interest for Collections processed for the
                    Collection Period for the Determination Date to the Interest
                    Funding Account Payment to Class A Investors as stated on the Settlement Statement divided by the Amount of Class A
                    Bonds ($394,800,000) for each Determination Date.

Page 1 For Item A) 5., compare the amount of the distribution to Class A Deficiency for Collections processed for the Collection Period for the Determination Date to the Interest
                    Funding Account Class A Deficiency Amount as stated on the
                    Settlement Statement divided by the Amount of Class A Bonds
                    ($394,800,000) for each Determination Date.

Page 1 For Item A) 6., compare the amount of the distribution to Class A Additional Interest for Collections processed for the Collection Period for the Determination Date to Class A
                    Additional Interest as stated on the Form of Payment and Notification Letter (Trustee Statement), provided by the
                    Servicer to the Trustee monthly,

PAGE NUMBER                   PROCEDURES
-------------------------------------------------------------------------------
                    divided by the Amount of Class A Bonds ($394,800,000) for
                    each Determination Date.

Page 1 For Item A) 7., compare the amount of the distribution to Class B Monthly Interest for Collections processed for the
                    Collection Period for the Determination Date to the Interest
                    Funding Account Payment to Class B Investors divided by the
                    Amount of Class B Bonds ($6,300,000) for each Determination
                    Date.

Page 1 For Item A) 8., compare the amount of the distribution to Class B Deficiency for Collections processed for the Collection Period for the Determination Date to the Interest
                    Funding Account Class B Deficiency Amount as stated on the
                    Settlement Statement divided by the Amount of Class B Bonds
                    ($6,300,000) for each Determination Date.

Page 1 For Item A) 9., compare the amount of the distribution to Class B Additional Interest for Collections processed for the Collection Period for the Determination Date to Class B
                    Additional Interest as stated on the Trustee Statement divided by the Amount of Class B Bonds ($6,300,000) for each Determination Date.

Page 1 For Item A) 10., compare the amount of the distribution to Collateral Monthly Interest for Collections processed for the Collection Period for the Determination Date to the Settlement Statement by adding the Collateral Monthly
                    Interest Distributed and Amount Withdrawn from Spread
                    Account to Fund Shortfalls divided by 1,000 divided by the amount of CIA Bonds ($18,900,000).

Page 1 For Item A) 11., compare the amount of the distribution to Accrued and unpaid Collateral Monthly Interest for the Collection Period for the Determination Date to the Amount of unpaid interest due to CIA Holder on the Settlement
                    Statement divided by the amount of CIA Bonds ($18,900,000).

Page 1              For Item B.) 1.(a), recalculated the aggregate amount of
                    Principal Collections allocated to the Class A Certificates for the related Collection Period by multiplying the Principal Component of Collections by the Class A Floating
                    Percentage which is the Beginning Class A Adjusted Invested
                    Amount divided by the Beginning Trust Component plus the Beginning Excess Funding Account Balance or the Beginning
                    Adjusted Invested Amount plus

PAGE NUMBER                   PROCEDURES
-------------------------------------------------------------------------------
                    the Transferor Amount, whichever is greater, as stated on
                    the Settlement Statement.

Page 1              For Item B.) 1.(b), recalculated the aggregate amount of
                    Principal Collections allocated to the Class B Certificates for the related Collection Period by multiplying the Principal Component of Collections by the Class B Floating
                    Percentage which is the Beginning Class B Invested Amount divided by the Beginning Trust Component plus the Beginning
                    Excess Funding Account Balance or the Beginning Adjusted
                    Invested Amount plus the Transferor Amount, whichever is greater, as stated on the Settlement Statement .

Page 1              For Item B.) 1. (c), recalculated the aggregate amount of
                    Principal Collections allocated to Collateral Investor
                    Interest for the related Collection Period by multiplying the Principal Component of Collections by the Collateral
                    Floating Percentage which is the Beginning Collateral
                    Invested Amount divided by the Beginning Trust Component plus the Beginning Excess Funding Account Balance or the
                    Beginning Adjusted Invested Amount plus the Transferor
                    Amount, whichever is greater, as stated on the Settlement
                    Statement.

Page 1              For Item B.) 2. (a), compare the amount of the Trust
                    Principal Component as of the end of the related Collection
                    Period to the General Ledger by multiplying the Ending
                    Receivables Balance by one minus the Yield Factor (2.00%).

Page 1              For Item B.) 2. (b), recalculated the amount of the Series
                    1997-1 Invested Amount for the Collection Period by adding the ending Class A, B and Collateral Invested Amounts on the
                    Settlement Statement as of the end of the related Transfer
                    Date.

Page 1              For Item B.) 2. (c), compare the amount of the Series 1997-1
                    Adjusted Invested Amount for the Collection Period by adding the ending Class A, B and Collateral Invested Amounts to the
                    Settlement Statement as of the end of the related Transfer
                    Date.

Page 2              For Item B.) 2. (d), compare the amount of the Series 1997-1
                    Class A Invested Amount to the Beginning Class A Adjusted
                    Invested Amount on the Settlement Statement as of the end of the related Transfer Date.

PAGE NUMBER                   PROCEDURES
-------------------------------------------------------------------------------
Page 2              For Item B.) 2. (e), compare the amount of the Series 1997-1
                    Class A Adjusted Invested Amount to the Ending Class A
                    Adjusted Invested Amount on the Settlement Statement as of
                    the end of the related Transfer Date.

Page 2              For Item B.) 2. (f), compare the amount of the Series 1997-1
                    Class B Invested Amount to the Ending Class B Invested
                    Amount on the Settlement Statement as of the end of the related Transfer Date.

Page 2              For Item B.) 2. (g), compare the amount of the Collateral
                    Invested Amount to the Ending Collateral Invested Amount on the Settlement Statement as of the end of the related
                    Transfer Date.

Page 2              For Item B.) 2. (h), compare the amount of the Floating
                    Allocation Percentage with respect to the related Collection
                    Period to the summation of the Class A, B and Collateral
                    Floating Percentage, (items B. 2. (i), (j) and (k) on the
                    Statement).

Page 2              For Item B.) 2. (i), compare the amount of the Class A
                    Floating Percentage with respect to the related Collection
                    Period to the Settlement Statement by dividing the Beginning
                    Class A Adjusted Investment Amount by the sum of the Beginning Trust Principal Component and the Excess Funding
                    Account Beginning Balance or the Beginning Adjusted
                    Investment Amount and the Transferor Amount, whichever is greater.

Page 2              For Item B.) 2. (j), compare the amount of the Class B
                    Floating Percentage with respect to the related Collection
                    Period to the Settlement Statement by dividing the Beginning
                    Class B Adjusted Investment Amount by the sum of the Beginning Trust Principal Component and the Excess Funding
                    Account Beginning Balance or the Beginning Adjusted
                    Investment Amount and the Transferor Amount, whichever is greater.

Page 2              For Item B.) 2. (k), compare the amount of the Collateral
                    Floating Percentage with respect to the related Collection
                    Period to the Settlement Statement by dividing the Beginning
                    Collateral Investment Amount by the sum of the Beginning
                    Trust Principal Component and the Excess Funding Account
                    Beginning Balance or the Beginning Adjusted Investment
                    Amount and the Transferor Amount, whichever is greater.

PAGE NUMBER                   PROCEDURES
-------------------------------------------------------------------------------
Page 2              For Item B.) 2. (l), the amount of the Fixed Allocation
                    Percentage with respect to the related Collection Period is not applicable because the Collection Periods reviewed do
                    not fall into the Accumulation or Early Amortization Period as indicted on the Settlement Statement.

Page 2              For Item B.) 2. (m), the amount of the Class A Fixed
                    Percentage with respect to the related Collection Period is not applicable because the Collection Periods reviewed do not fall into the Accumulation or Early Amortization Period as indicted on the Settlement Statement.

Page 2              For Item B.) 2. (n), the amount of the Class B Fixed
                    Percentage with respect to the related Collection Period is not applicable because the Collection Periods reviewed do not fall into the Accumulation or Early Amortization Period as indicted on the Settlement Statement.

Page 2              For Item B.) 2. (o), the amount of the Collateral Fixed
                    Percentage with respect to the related Collection Period is not applicable because the Collection Periods reviewed do not fall into the Accumulation or Early Amortization Period as indicted on the Settlement Statement.

Page 2 For Item B.) 3., compared the aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the related Collection
                    Period to the Settlement Statement for the Aggregate Account
                    Balance and Percentage of Total Receivables for (a) 30-59 days, (b) 60-89 days, (c) 90-119 days, (d) 120-149 days and the Total.

Page 2              For Item B.) 4. (a), compare the amount of the Investor
                    Default Amount for the related Collection Period to the summation of Class A, B and Collateral Investor Default
                    Amounts, (items B. 4. (b), (c) and (d) on the Statement).

Page 2              For Item B.) 4. (b), recalculated the amount of the Class A
                    Investor Default Amount for the related Collection Period
                    Settlement Statement by multiplying the Defaulted Receivable and the Class A Floating Percentage.

PAGE NUMBER                   PROCEDURES
-------------------------------------------------------------------------------
Page 2              For Item B.) 4. (c), compare the amount of the Class B
                    Investor Default Amount for the related Collection Period to the Settlement Statement by multiplying the Defaulted
                    Receivable and the Class B Floating Percentage.

Page 2              For Item B.) 4. (d), compare the amount of the Collateral
                    Investor Default Amount for the related Collection Period to the Settlement Statement by multiplying the Defaulted
                    Receivable and the Collateral Floating Percentage.

Page 3              For Item B.) 5.(a), compare the amount of the Aggregate
                    Class A Investor Charge-Offs for the related Collection
                    Period to the Class A Required Amount on the Settlement
                    Statement.

Page 3              For Item B.) 5.(b), compare the amount of Class A Charge-
                    Offs per $1,000 of original Certificate Principal Balance for the related Collection Period to the Class A Required
                    Amount on the Settlement Statement divided by the amount of Class A Bonds ($394,800,000).

Page 3              For Item B.) 5.(c), compare the amount of the Aggregate
                    Class B Investor Charge-Offs for the related Collection
                    Period to the Class B Investor Charge-Offs amount on the Settlement Statement.

Page 3              For Item B.) 5.(d), compare the amount of Class B Charge-
                    Offs per $1,000 of original Certificate Principal Balance for the related Collection Period to the Class B Investor
                    Charge-Off Amount on the Settlement Statement divided by the amount of Class B Bonds ($6,300,000).

Page 3              For Item B.) 5.(e), compare the amount of the Aggregate
                    Collateral Investor Charge-Offs for the related Collection
                    Period to the Collateral Investor Charge-Offs Amount on the
                    Settlement Statement.

Page 3              For Item B.) 5.(f), compare the amount of the Collateral
                    Charge-Offs per $1,000 of original Certificate Principal
                    Balance for the related Collection Period to the Collateral
                    Charge-Offs Amount on the Settlement Statement divided by the amount of Collateral Invested Amount Bonds
                    ($18,900,000).

PAGE NUMBER                   PROCEDURES
-------------------------------------------------------------------------------
Page 3              For Item B.) 5.(g), compare the amount of the Aggregate
                    Class A Investor Charge-Offs reimbursed on the related
                    Transfer Date to the Reimbursed Investor Charge-Offs on the
                    Settlement Statement.

Page 3              For Item B.) 5.(h), compare the amount of the Class A
                    Investor Charge-Offs reimbursed for the related Collection
                    Period to item 5.(g) divided by the amount of Class A Bonds
                    ($394,800,000).

Page 3              For Item B.) 5.(i), compare the amount of the Aggregate
                    Class B Investor Charge-Offs reimbursed for the related
                    Collection Period to the Reimbursed Class B Investor Charge-
                    Offs on the Settlement Statement.

Page 3              For Item B.) 5.(j), compare the amount of the Class B
                    Investor Charge-Offs reimbursed per $1,000 of the original
                    Certificate Principal Balance for the related Collection
                    Period to the amount of the Reimbursed Class B Investor
                    Charge-Offs.

Page 3              For Item B.) 5.(k), compare the amount of the Aggregate
                    Collateral Investor Charge-Offs reimbursed for the related
                    Transfer Date to the Reimbursed Collateral Investor Charge-
                    Offs on the Settlement Statement.

Page 3              For Item B.) 5.(l), compare the amount of the Collateral
                    Investor Charge-Offs reimbursed per $1,000 of original
                    Certificate Principal Balance for the related Collection
                    Period to item 5. (k) divided by the amount of Collateral
                    Invested Amount Bonds ($18,900,000).

Page 3              For Item B.) 6. (a), compare the amount of the Class A
                    Monthly Servicing Fee for the related Collection Period to the Settlement Statement by multiplying the Initial Class A
                    Investment Amount and the Net Servicing Fee Rate of 1% divided by 12.

Page 3              For Item B.) 6. (b), compare the amount of the Class B
                    Monthly Servicing Fee for the related Collection Period to the Settlement Statement by multiplying the Initial Class B
                    Investment Amount and the Net Servicing Fee Rate of 1% divided by 12.

Page 3              For Item B.) 6. (c), compare the amount of the Collateral
                    Monthly Servicing Fee for the related Collection Period to the Settlement Statement by multiplying the Initial
                    Collateral Investment Amount and the Net Servicing Fee Rate of 1% divided by 12.

PAGE NUMBER                   PROCEDURES
-------------------------------------------------------------------------------
Page 3              For Item B.) 7. (a), compare the amount of the Reallocated
                    Collateral Principal Collections for the related Collection
                    Period to the Settlement Statement.

Page 3              For Item B.) 7. (b), compare the amount of the Reallocated
                    Class B Principal Collections for the related Collection
                    Period to the Settlement Statement.

Page 3              For Item B.) 7. (c), compare the amount of the Collateral
                    Invested Amount as of the Distribution Date to the Ending
                    Collateral Invested Amount, item B. 2. (g) on the Settlement
                    Statement.

Page 3              For Item B.) 7. (d), compare the amount of the Class B
                    Invested Amount as of the Distribution Date to the Ending
                    Class B Invested Amount, item B. 2. (f) on the Settlement
                    Statement.

Page 4              For Item B.) 8. (a), compare the amount of the Aggregate
                    Yield Collections (including Net Interchange) processed during the related Collection Period allocated in respect of the Class A Investor Certificate to the Settlement Statement by multiplying the Yield Collections by the Class A Floating
                    Percentage, defined in item B. 2. (i) on the Statement.

Page 4              For Item B.) 8. (b), compare the amount of the Aggregate
                    Yield Collections (including Net Interchange) processed during the related Collection Period allocated in respect of the Class B Investor Certificate to the Settlement Statement by multiplying the Yield Collections by the Class B Floating
                    Percentage, defined in item B. 2. (j) on the Statement.

Page 4              For Item B.) 8. (c), compare the amount of the Aggregate
                    Yield Collections (including Net Interchange) processed during the related Collection Period allocated in respect of the Collateral Investor Certificate to the Settlement
                    Statement by multiplying the Yield Collections by the Collateral Floating Percentage, defined in item B. 2. (k) on the Statement.

Page 4              For Item B.) 9. (a), compare the amount of the Principal
                    Funding Account Amount on the related Transfer Date to the Principal Funding Account ending balance on the Settlement
                    Statement.

PAGE NUMBER                   PROCEDURES
-------------------------------------------------------------------------------
Page 4              For Item B.) 9. (b), compare the amount of the Deficit
                    Controlled Accumulation Amount with respect to the related
                    Collection Period to the Deficit Controlled Accumulation
                    Amount on the Settlement Statement.

Page 4              For Item B.) 9. (c), compare the amount of the Principal
                    Funding Investment Proceeds deposited in the Collection
                    Account on the related Transfer Date to the Principal
                    Funding Investment Proceeds on the Settlement Statement.

Page 4              For Item B.) 9. (d), compare the amount of the Reserve Draw
                    Amount deposited in the Collection Account on the related
                    Transfer Date to the Reserve Draw Amount on the Settlement
                    Statement.

Page 4              For Item B.) 10., compare the amount of the Reserve Draw
                    Amount on the related Transfer Date to the Reserve Draw
                    Amount on the Settlement Statement.

Page 4              For Item B.) 11., compare the amount of the
                    Overconcentration Draw Amount on the related Transfer Date to the Overconcentration Draw Amount on the Settlement
                    Statement.

Page 4              For Item B.) 12. (a), recalculated the amount of the Class A
                    Available Funds on deposit in the Collection Account on the related Transfer Date to the Class A Available funds on the Settlement Statement which is Yield Collections minus
                    Servicer Interchange multiplied by the sum of the Class A
                    Floating Percentage, Reserve Draw Amount, Interest and
                    Earnings included in Class A Available Funds, and Principal
                    Funding Investment Proceeds.

Page 4              For Item B.) 12. (a), compare the amount of the Class B
                    Available Funds on deposit in the Collection Account on the related Transfer Date to the Class B Available funds on the Settlement Statement which is Yield Collections minus
                    Servicer Interchange multiplied by the Class B Floating
                    Percentage.

Page 4              For Item B.) 12. (a), compare the amount of the Collateral
                    Available Funds on deposit in the Collection Account on the related Transfer Date to the Collateral Available funds on the Settlement Statement which is Yield Collections minus
                    Servicer Interchange multiplied by the Collateral Floating
                    Percentage.

PAGE NUMBER                   PROCEDURES
-------------------------------------------------------------------------------
Page 4              For Item B.) 13. (a), compare the amount of the Portfolio
                    Yield for the related Collection Period to the Portfolio
                    Yield on the Settlement Statement which is Yield Component of Collections plus Interest and Earnings on funds on
                    deposit in Excess Funding Account times Floating Allocation
                    Percentage plus Principal Funding Investment Proceeds,
                    Reserve Draw Amount, and Overconcentration Draw Amount,
                    minus Investor Default Amount allocable to Series 1997-1
                    divided by the Ending Class B Invested Amount, and the
                    Ending Collateral Invested Amount, multiplied by 12.

Page 4 For Item B.) 13. (b), compare the amount of the Base Rate for the related Collection Period to the Base Rate on the Settlement Statement which is the sum of Class A, B and Collateral Monthly Interest and Class A, B and Collateral
                    Servicing Fee divided by the sum of the Ending Class A
                    Invested Amount, the Ending Class B Invested Amount, and the
                    Ending Collateral Invested Amount, multiplied by 12.

Page 4              For Item B.) 14., recalculated the amount of the Monthly
                    Payment Rate for the related Collection Period by dividing collections from the Settlement Statement by the Ending
                    Receiveables balance for the prior month from the Settlement
                    Statement.

Page 4              For Item B.) 15., recalculated the amount of the Principal
                    Payment Rate for the related Collection Period by dividing the Principal Component of Collections by the Ending Trust
                    Principal Component for the prior month from the Settlement
                    Statement.

Page 4              For Item B.) 16. compare the amount of the Gross Losses as a
                    Percentage of Charge Volume and Fees for the related
                    Collection Period to the Settlement Statement by dividing the Gross Defaulted Receivables by Gross Charge Volume and
                    Fees multiplied by the Monthly Payment Rate, item B. 14. on the Statement, multiplied by 12.

PAGE NUMBER                   PROCEDURES
-------------------------------------------------------------------------------
Page 4              For Item B.) 17., compare the amount of the Minimum
                    Transferor's Percentage for the related Collection Period to the product of the maximum aggregate adjustments / Gross
                    Charge Volume & Fees over past 12 months, the Dilution
                    Horizon Percentage, Gross Charge Volume & Fees / Ending
                    Receivables, and  Stressed Trust Dilution Factor Balance
                    divided by 2,  rounded up, and multiplied by 2 if greater
                    than .01 as stated on the Settlement Statement.

Page 5              For Item 1., recalculated the amount of the Investor
                    Percentage of Principal Collections for the related
                    Collection Period by multiplying the Principal Component of Collections from the Settlement Statement by the Floating
                    Allocation Percentage at item B. 2. (h) on the Statement.

Page 5              For Item 2., recalculated the amount of the Investor
                    Percentage of Yield Collections for the related Collection
                    Period by multiplying the Yield Component and Interest
                    Earnings on Funds in Excess Funding Account on the
                    Settlement Statement by the Floating Allocation Percentage at item B.2. (h) on the Statement.

Page 5 For Item 3., compare the amount of the Investor Percentage of Net Interchange for the related Collection Period to the Settlement Statement by multiplying the Net Interchange from the Settlement Statement by the Floating Allocation
                    Percentage at item B. 2. (h) on the Statement.

Page 5 For Item 4., compare the amount of the Servicer Interchange for the related Collection Period to the Servicer
                    Interchange Amount on the Settlement Statement.

Page 5 For Item 5., compare the amount of the aggregate amount of funds on deposit in Collection Account allocable to Series
                    1997-1 Certificates to the Settlement Statement by adding
                    Collections and Net Interchange.

Page 5              For Item 6., compare the amount of the Funds in Principal
                    Funding Account allocable to Series 1997-1 Certificates for the related Collection Period to the Settlement Statement.

PAGE NUMBER                   PROCEDURES
-------------------------------------------------------------------------------
Page 5              For Item 7., compare the amount of the aggregate amount of funds paid in accordance with the Loan Agreement pursuant to
                    Section 4.11 by adding the Collateral Monthly Interest
                    Funded and Amounts due Collateral Interest Holder on the
                    Settlement Statement.

Page 5              For Item 8., compare the amount of the Required Collateral
                    Invested Amount over the Collateral Invested Amount for the related Collection Period to the Settlement Statement.

Page 5              For Item 9., compare the amount of the Collateral Invested
                    Amount for the related Collection Period to item B. 2. (g) on the Statement.

Page 5              For Item 10. (i), compare the amount of Monthly Interest,
                    Deficiency Amounts, and Additional Interest payable to the Class A Certificateholders for the related Collection Period to the Settlement Statement.

Page 5              For Item 10. (ii), compare the amount of Monthly Interest,
                    Deficiency Amounts, and Additional Interest payable to the Class B Certificateholders for the related Collection Period to the Settlement Statement.

Page 5              For Item 10. (iii), compare the amount of Monthly Interest,
                    Deficiency Amounts, and Additional Interest payable to the Collateral Interest Holder for the related Collection Period to the Settlement Statement.

Page 5 For Item 11. (i), compare the amount of Principal payable to the Class A Certificateholders for the related Collection
                    Period to the Settlement Statement.

Page 5 For Item 11. (ii), compare the amount of Principal payable to the Class B Certificateholders for the related Collection
                    Period to the Settlement Statement.

Page 5 For Item 11. (iii), compare the amount of Principal payable to the Collateral Interest Holder for the related Collection
                    Period to the Settlement Statement.

PAGE NUMBER                   PROCEDURES
-------------------------------------------------------------------------------
Page 5              For Item 12. (i), compare the amount of all amounts payable to the Class A Certificateholders for the related Collection
                    Period from the summation of item 10. (i) and 11. (i) on the
                    Statement.

Page 5 For Item 12. (ii), compare the amount of all amounts payable to the Class B Certificateholders for the related Collection
                    Period from the summation of item 10. (ii) and 11. (ii) on the Statement.

Page 5 For Item 12.) (iii), compare the amount of all amounts payable to the Collateral Interest Holder for the related
                    Collection Period from the summation of item 10. (iii) and
                    11. (iii) on the Statement.

Page 5              For Item 13.), compare the status of an Early Amortization
                    Event to the Settlement Statement.

                              Very truly yours,

                              Ernst & Young LLP

                              Acknowledgments:

                              /s/ Charles W. Devens
                              Charles W. Devens
                              U.S. Bancorp

                              /s/David P.Grandstrand
                              David P. Grandstrand
                              U.S. Bancorp

                                    Attachment B
                                Detail of Exceptions

                                                                                              AS                 AS
STATEMENT DATE(s)   PROCEDURE                          DESCRIPTION                        CALCULATED          REPORTED
-----------------------------------------------------------------------------------------------------------------------------
March 1998          Page 1,             Trust Principal Component as of the end of        $631,360,777        $622,601,300
                    Item B.) 2.(a)      the related Collection Period per the
                                        Settlement Statements was reported
                                        incorrectly.

January through     Page 2,             Delinquent accounts up to 29 days are not              N/A                 N/A
December 1998       Item B.) 3          included in the Monthly Servicing
                                        Certificates but are required according to the
                                        PSA Agreement.

January and         Page 4,             Returned check fees per the Total System
February 1998       Item B.) 16         Reports were not included in the calculation
                                        of Gross Charge Volumes and Fees in the
                                        Settlement Statements.
                                        -    January 1998                                 $502,806,850        $502,804,315
                                        -    February 1998                                $524,864,374        $524,861,659

June, October and   Page 4,             Gross Charge Volume and Fees per the
December of 1998    Item B.) 16         Settlement Statements did not agree to the
                                        Total System Reports.
                                        -    June 1998                                    $542,047,224        $542,047,269
                                        -    October 1998                                 $546,113,455        $546,116,170
                                        -    December 1998                                $529,161,793        $529,164,508

January through     PSA Section         Aggregate receivable balances are not                  N/A                 N/A
December 1998       3.4(b)(xii)         included in the Monthly Certificateholder
                                        Statements.

January through     PSA, Exhibit C,     Excess Funding Account Balances are not                N/A                 N/A
December 1998       #23                 included in the Monthly Certificateholder
                                        Statements.